                                                                    EXHIBIT 10.0

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 28, 1999, is entered into by and among EXTENDICARE HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"), each of the Persons identified as a "Guarantor" on the signature pages hereto, each of the Persons identified as a "Lender" on the signature pages hereto and NATIONSBANK, N. A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent, are party to that certain Credit Agreement dated as of November 26, 1997 (as previously amended prior to the date hereof, the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         B. The Credit Parties have requested that the Required Lenders amend the Credit Agreement.

         C. The Required Lenders have agreed to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

         1.       Amendments.

         (a) The pricing grid contained in the definition of "Applicable Percentage" appearing in Section 1.1 of the Credit Agreement is amended and replaced with the pricing grid set forth below:

------------------------------------------------------------------------------------------------------------------------------
                                                                                      APPLICABLE    APPLICABLE
              TOTAL                                                                   PERCENTAGE    PERCENTAGE    APPLICABLE
PRICING     LEVERAGE     APPLICABLE PERCENTAGE FOR     APPLICABLE PERCENTAGE FOR     FOR STANDBY     FOR TRADE    PERCENTAGE
  LEVEL       RATIO           EURODOLLAR LOANS              BASE RATE LOANS           LETTER OF      LETTER OF    FOR UNUSED
                                                                                      CREDIT FEE    CREDIT FEE       FEES
------------------------------------------------------------------------------------------------------------------------------
                          REVOLVING                     REVOLVING
                            LOANS,                        LOANS,
                          TRANCHE A                     TRANCHE A
                          TERM LOANS     TRANCHE B      TERM LOANS     TRANCHE B
                        AND TRANCHE C    TERM LOANS   AND TRANCHE C    TERM LOANS
                          TERM LOANS                    TERM LOANS
------------------------------------------------------------------------------------------------------------------------------
   I     < 3.0 to 1.0       0.75%          3.00%          0.50%          01.25%         0.75%         0.375%         0.25%
         -
------------------------------------------------------------------------------------------------------------------------------
   II    < 3.5 to 1.0       1.00%          3.00%          0.75%          1.50%          1.00%          0.50%         0.25%
         -
             but
         > 3.0 to 1.0
------------------------------------------------------------------------------------------------------------------------------
   III   < 4.0 to 1.0       2.00%          3.00%          1.00%          1.75%          2.00%          1.00%        0.3125%
         -
             but
         > 3.5 to 1.0
------------------------------------------------------------------------------------------------------------------------------
   IV    < 4.5 to 1.0       2.25%          3.00%          1.25%          2.00%          2.25%         1.125%        0.3125%
         -
             but
         > 4.0 to 1.0
------------------------------------------------------------------------------------------------------------------------------
   V     < 5.0 to 1.0       2.25%          3.00%          1.50%          2.25%          2.25%         1.125%        0.375%
         -
             but
         > 4.5 to 1.0
------------------------------------------------------------------------------------------------------------------------------

   VI    > 5.0 to 1.00      2.50%          3.00%          1.75%          2.50%          2.50%          1.25%         0.50%
        but < 6.0 to 1.0
            -
------------------------------------------------------------------------------------------------------------------------------

   VII  >6.0 to 1.0         2.75%          3.00%          2.00%          2.75%          2.75%         1.375%         0.50%
------------------------------------------------------------------------------------------------------------------------------

         (b) The definition of "Collateral Documents" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Collateral Documents" means a collective reference
                  to the Pledge Agreement, the Security Agreement, the Mortgage Instruments and such other documents executed and delivered in connection with the attachment and perfection of the Agent's security interests and liens arising thereunder.

         (c) The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:

                           "Excluded Property" means, with respect to any
                  Consolidated Party, including any Person after the Closing Date that is required to execute a Joinder Agreement as contemplated by Section 7.12, any Property of such Consolidated Party which, subject to the terms of Section 8.11 and Section 8.15, is subject to a Lien of the type described in clause (vii) of the definition of "Permitted Liens" set forth in Section 1.1 pursuant to documents which prohibit such Consolidated Party from granting any other Liens in such Property.

                           "Mortgage Instruments" shall have the meaning
                  assigned such term in Section 7.13(b).

                           "Mortgage Policies" shall have the meaning assigned
                  such term in Section 7.13(b).

                           "Mortgaged Properties" shall have the meaning
                  assigned such term in Section 7.13(b).

                           "Security Agreement" means that certain security
                  agreement executed in favor of the Agent by each of the Credit Parties, as amended, modified, restated or supplemented from time to time.

         (d) A new sentence is hereby added to the end of Section 2.1(a) to read as follows:

          Notwithstanding anything to the contrary contained herein, so long as the Total Leverage Ratio (as calculated in the officer's certificate required to be delivered pursuant to Section 7.1(c) of the Credit Agreement) is greater than or equal to 6.0 to 1.0, the Borrower shall maintain at least $25,000,000 of undrawn availability under the Revolving Loans.

         (e) Clauses (a), (b) and (c) of Section 7.11 of the Credit Agreement are hereby amended and restated in their entireties to read as follows:

                  7.11     FINANCIAL COVENANTS.

                  (a) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties set forth below, shall be greater than or equal to:

-------------------------------------------------------------------------------------------------------------
Fiscal Year               March 31               June 30                 September 30           December 31
-------------------------------------------------------------------------------------------------------------
1999                      0.90 to 1.00           0.90 to 1.00            0.95 to 1.00           1.00 to 1.00
-------------------------------------------------------------------------------------------------------------
thereafter                1.00 to 1.00
-------------------------------------------------------------------------------------------------------------

                  (b) Senior Leverage Ratio. The Senior Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties set forth below, shall be less than or equal to:

-------------------------------------------------------------------------------------------------------------
Fiscal Year               March 31               June 30                 September 30           December 31
-------------------------------------------------------------------------------------------------------------
1999                      4.75 to 1.00           5.00 to 1.00            4.75 to 1.00           4.25 to 1.00
-------------------------------------------------------------------------------------------------------------
2000                      4.25 to 1.00           4.00 to 1.00            3.75 to 1.00           3.75 to 1.00
-------------------------------------------------------------------------------------------------------------
2001                      3.75 to 1.00           3.50 to 1.00            3.50 to 1.00           3.50 to 1.00
-------------------------------------------------------------------------------------------------------------
2002                      3.50 to 1.00           3.50 to 1.00            3.50 to 1.00           3.00 to 1.00
-------------------------------------------------------------------------------------------------------------
thereafter                3.00 to 1.00
-------------------------------------------------------------------------------------------------------------



                  (c) Total Leverage Ratio. The Total Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties set forth below, shall be less than or equal to:

-------------------------------------------------------------------------------------------------------------
Fiscal Year               March 31               June 30                 September 30           December 31
-------------------------------------------------------------------------------------------------------------
1999                      6.50 to 1.00           6.75 to 1.00            6.75 to 1.00           6.00 to 1.00
-------------------------------------------------------------------------------------------------------------
2000                      6.00 to 1.00           5.75 to 1.00            5.50 to 1.00           5.25 to 1.00
-------------------------------------------------------------------------------------------------------------
2001                      5.25 to 1.00           5.25 to 1.00            5.00 to 1.00           5.00 to 1.00
-------------------------------------------------------------------------------------------------------------
2002                      5.00 to 1.00           4.75 to 1.00            4.75 to 1.00           4.50 to 1.00
-------------------------------------------------------------------------------------------------------------
2003                      4.50 to 1.00           4.50 to 1.00            4.25 to 1.00           4.00 to 1.00
-------------------------------------------------------------------------------------------------------------
thereafter                4.00 to 1.00
-------------------------------------------------------------------------------------------------------------


         (f) Section 7.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         7.13     PLEDGED ASSETS.

                  (a) The Credit Parties will cause (i) 100% of the Capital Stock in the Borrower and in each direct or indirect Subsidiary of the Borrower to be subject at all times to a first priority, perfected Lien in favor of the Agent pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Agent shall reasonably request and
         (ii) all of the owned personal property located in the United States other than Excluded Property of the Borrower and each direct or indirect Subsidiary of the Borrower to be subject at all times to a perfected Lien in favor of the Agent pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Agent shall reasonably request.

                  (b) Except with respect to the Real Properties identified on
         Schedule 7.13(c) hereto, the Credit Parties shall deliver to the Agent (or, in the case of items relating to leased Mortgaged Property (as defined below), will use commercially reasonable efforts to deliver to the Agent):

                        (i) fully executed and notarized mortgages, deeds of
                  trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument" and collectively the "Mortgage Instruments") encumbering the fee interest and/or leasehold interest of the Parent or any Credit Party in each Real Property identified in Schedule 7.13(b) and hereafter acquired (each a "Mortgaged Property" and collectively the "Mortgaged Properties");

                       (ii) a title report obtained by the Credit Parties in
                  respect of each of the Mortgaged Properties;

                      (iii) in the case of each real property leasehold interest of the Parent or any Credit Party constituting Mortgaged Property, (a) such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Agent, which estoppel letters shall be in the form and substance reasonably satisfactory to the Agent and (b) evidence that the applicable lease, a memorandum of lease with respect thereto, or other evidence of such lease in form and substance reasonably satisfactory to the Agent, has been or will be recorded in all places to the extent necessary or desirable, in the reasonable judgment of the Agent, so as to enable the Mortgage Instrument encumbering such leasehold interest to effectively create a valid and enforceable first priority lien (subject to Permitted Liens) on such leasehold interest in favor of the Agent (or such other Person as may be required or desired under local law) for the benefit of Lenders;

                       (iv) maps or plats of an as-built survey of the sites of
                  the real property covered by the Mortgage Instruments certified to the Agent and the title insurance company issuing the policy referred to in Section 7.13(b)(v) (the "Title Insurance Company") in a manner reasonably satisfactory to each of the Agent and the Title Insurance Company, dated a date reasonably satisfactory to each of the Agent and the Title Insurance Company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines;
                  (B) the lines of streets abutting the sites and width thereof;
                  (C) all access and other easements appurtenant to the sites necessary to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map;

                        (v) ALTA mortgagee title insurance policies issued by a
                  title insurance company reasonably acceptable to the Agent (the "Mortgage Policies"), in amounts reasonably acceptable to the Agent with respect to any particular Mortgaged Property, assuring the Agent that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Agent and shall provide for affirmative insurance and such reinsurance as the Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Agent;

                       (vi) evidence as to (A) whether any Mortgaged Property is
                  in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (B) if any Mortgaged Property is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the Parent or the applicable Credit Party's written acknowledgment of receipt of written notification from the Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (3) copies of insurance policies or certificates of insurance of the Consolidated Parties evidencing flood insurance satisfactory to the Agent and naming the Agent as sole loss payee on behalf of the Lenders; and

                           (vii) evidence satisfactory to the Agent that each of
                  the Mortgaged Properties, and the uses of the Mortgaged Properties, are in compliance in all material respects with all applicable laws, regulations and ordinances including without limitation health and environmental protection laws, erosion control ordinances, storm drainage control laws, doing business and/or licensing laws, zoning laws (the evidence submitted as to zoning should include the zoning designation made for each of the Mortgaged Properties, the permitted uses of each such Mortgaged Properties under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks) and laws regarding access and facilities for disabled persons including, but not limited to, the federal Architectural Barriers Act, the Fair Housing Amendments Act of 1988, the Rehabilitation Act of 1973 and the Americans with Disabilities Act of 1990.

                  (c) With respect to each Real Property identified on Schedule 7.13(c), which is owned by the Parent or the Credit Parties as of April 30, 2000 and which is not subject to a written contract for the sale thereof, the Credit Parties shall deliver to the Agent the documents of the types described in Section 7.13(b) with respect to each such Real Property.

         (g) Clause (d) appearing in Section 8.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) the aggregate net book value of all of the assets sold or otherwise disposed of in all such transactions during any fiscal year of the Consolidated Parties shall not exceed $60,000,000,

         (h) A new Schedule 7.13(b) is hereby added to the Credit Agreement which shall read as Schedule 7.13(b) attached hereto. Such Schedule 7.13(b) shall contain a list of 120 Real Properties. On May 28, 1999, the Credit Parties shall amend Schedule 7.13(b) by adding to such schedule all other Real Properties which are not at that time listed on either Schedule 7.13(b) or
Schedule 7.13(c).

         (i) On May 28, 1999, a new Schedule 7.13(c) will be added to the Credit Agreement. Such Schedule 7.13(c) shall contain a list of up to 50 Real Properties.

                  2. Restrictions on Permitted Acquisitions and Consolidated Growth Capital Expenditures. Notwithstanding anything contained in the Credit Agreement to the contrary, the Credit Parties will not permit the Parent or any Consolidated Party to make any Permitted Acquisitions or make Consolidated Growth Capital Expenditures until such time as the Total Leverage Ratio (as calculated in the officer's certificate required to be delivered pursuant to
Section 7.1(c) of the Credit Agreement) is less than 6.0 to 1.0; provided, however, the Parent and the Consolidated Parties can continue to make Consolidated Capital Expenditures to complete certain existing facilities identified on Exhibit A hereto.

                  3. Immediate Prepayment of Loans with Net Cash Proceeds Received from Asset Dispositions. Notwithstanding anything contained in Section 3.3(b) and Section 8.5 of the Credit Agreement to the contrary and until such time as the Total Leverage Ratio (as calculated in the officer's certificate required to be delivered pursuant to Section 7.1(c) of the Credit Agreement) is less than 5.5 to 1.0, following the receipt of Net Cash Proceeds from any Asset Disposition, the Credit Parties shall immediately and without regard to any Application Period, apply such Net Cash Proceeds to the prepayment of the Loans in accordance with Section 3.3(b)(ii).

                  4. Legal Opinion. On or before May 14, 1999, the Credit Parties shall deliver to the Agent an opinion of legal counsel to the Credit Parties in form and substance reasonably satisfactory to it.

                  5. Effective Date. This Amendment shall be and become effective when all of the following conditions shall have been satisfied:

                  (a) The Agent shall have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Credit Parties and the Required Lenders; and

                  (b) The Agent shall have received, for the account of each Lender approving this Amendment on or before April 28, 1999, an amendment fee equal to 25 basis points on such Lender's Commitments.

                  (c) The Agent shall have received, for its own account, a structuring fee in an amount agreed by the Borrower and the Agent.

         Notwithstanding anything contained in this Amendment or the other Credit Documents to the contrary, at such time as this Amendment becomes effective pursuant to this Paragraph 4, the Applicable Percentage shall be based on Pricing Level VII until the next Calculation Date occurring after the date of this Amendment.

         6. Security Interests and Liens Required by the Amendments to Section 7.13.

         (a) Notwithstanding anything to the contrary contained herein or in any other Credit Document, the Credit Parties shall have until May 28, 1999 to deliver to the Agent a perfected security interest in accounts receivable. At the time the Credit Parties execute the Security Agreement, the Credit Parties shall deliver to the Agent an opinion of legal counsel to the Credit Parties with respect to the Security Agreement which shall be in form and substance reasonably satisfactory to the Agent.

         (b) Notwithstanding anything to the contrary contained herein or in any other Credit Document, the Credit Parties shall have until August 31, 1999 or such later date as the Agent reasonably determines to comply with the requirements set forth in Section 7.13(b) with respect to each Real Property identified on Schedule 7.13(b).

         7. Construction. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

Any Credit Party's failure to comply with any of the terms or restrictions set forth herein shall constitute an Event of Default pursuant to Section 9.1(d) of the Credit Agreement.

         8. References. At such time as this Amendment shall become effective pursuant to the terms of paragraph B above, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         9. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Amendment: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (ii) the representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

         10. Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement (as amended by this Amendment) or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

         11. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         12. Binding Effect. This Amendment, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

         13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                         EXTENDICARE HEALTH SERVICES, INC.,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

GUARANTORS:                       EXTENDICARE HOLDINGS, INC.,
                                  a Wisconsin corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  EXTENDICARE HEALTH FACILITY
                                  HOLDINGS, INC.,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  EXTENDICARE HEALTH FACILITIES, INC.,
                                  a Wisconsin corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  COVENTRY CARE, INC.,
                                  a Pennsylvania corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                             [Signatures Continued.]

                                  NORTHERN HEALTH FACILITIES, INC.,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  EXTENDICARE HOMES, INC.,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  UNITED PROFESSIONAL COMPANIES, INC.,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  THE PROGRESSIVE STEP CORPORATION,
                                  a Wisconsin corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  EXTENDICARE OF INDIANA, INC.,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  UNITED REHABILITATION SERVICES, INC.,
                                  a Wisconsin corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                             [Signatures Continued.]

                                  EDGEWOOD NURSING CENTER, INC.,
                                  a Pennsylvania corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  ELDER CREST, INC.,
                                  a Pennsylvania corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  HAVEN CREST, INC.,
                                  a Pennsylvania corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  MEADOW CREST, INC.,
                                  a Pennsylvania corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------


                                  OAK HILL HOME OF REST AND CARE, INC.,
                                  a Pennsylvania corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  EXTENDICARE GREAT TRAIL, INC.,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                             [Signatures Continued.]

                                  FIR LANE TERRACE CONVALESCENT
                                  CENTER, INC.,
                                  a Washington corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  UNITED PROFESSIONAL SERVICES, INC.,
                                  a Wisconsin corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  ARBOR HEALTH CARE COMPANY,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  ADULT SERVICES UNLIMITED, INC.,
                                  a Pennsylvania corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  ALTERNACARE PLUS ENTERPRISES, INC.,
                                  an Ohio corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  ARBORS EAST, INC.,
                                  an Ohio corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                             [Signatures Continued.]

                                  ARBORS AT FT. WAYNE, INC.,
                                  an Indiana corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  ARBORS AT TOLEDO, INC.,
                                  an Ohio corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  BAY GERIATRIC PHARMACY, INC.,
                                  a Florida corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  THE DRUGGIST, INC.,
                                  an Ohio corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  HEALTH POCONOS, INC.,
                                  a Pennsylvania corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                             [Signatures Continued.]

                                  HOME CARE PHARMACY, INC. OF
                                  FLORIDA,
                                  a Florida corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  MARSHALL PROPERTIES, INC.,
                                  an Ohio corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  POLY-STAT COMPUTER
                                  APPLICATIONS, INC.
                                  an Ohio corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  POLY-STAT SUPPLY CORPORATION,
                                  an Ohio corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  Q.D. PHARMACY, INC.,
                                  a Michigan corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  AHC ACQUISITION CORP.,
                                  a Delaware corporation

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

LENDERS:                          NATIONSBANK, N. A.,
                                  individually in its capacity as a
                                  Lender and in its capacity as Agent

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  ROYAL BANK OF CANADA

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  FIRSTAR BANK MILWAUKEE, N.A.

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  CREDIT LYONNAIS NEW YORK BRANCH

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  PARIBAS

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  THE BANK OF NOVA SCOTIA

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  KEY CORPORATE CAPITAL INC.

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  LASALLE NATIONAL BANK

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  TORONTO DOMINION (TEXAS), INC.

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  FIRST NATIONAL BANK OF CHICAGO

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  BANK ONE, N.A.

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  BANK OF MONTREAL

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  THE BANK OF NEW YORK

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  THE FUJI BANK, LTD., CHICAGO BRANCH

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  BANK OF TOKYO-MITSUBISHI
                                  TRUST COMPANY

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  COMERICA BANK

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  AMSOUTH BANK

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  VAN KAMPEN PRIME
                                  RATE INCOME TRUST

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  THE PRUDENTIAL INSURANCE
                                  COMPANY OF AMERICA

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  PILGRIM AMERICA PRIME RATE TRUST

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  BANKBOSTON, N.A.

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  MERRILL LYNCH SENIOR FLOATING RATE
                                  FUND, INC.

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By: Merrill Lynch Asset Management, LP, as
                                  Investment Advisor


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  PARIBAS CAPITAL FUNDING LLC

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  CRESCENT/MACH I PARTNERS, L.P.

                                  By: TCW Asset Management Company,
                                      its Investment Manager

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  KZH CRESCENT-2 LLC

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  ROYALTON COMPANY

                                  By: Pacific Investment Management Company,
                                      as its Investment Advisor

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  JACKSON NATIONAL LIFE INSURANCE
                                  COMPANY

                                  By: PPM America, Inc., as attorney-in-fact,
                                      on behalf of Jackson National Life
                                      Insurance Company

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                  This page has been intentionally left blank.

                                  THE ING CAPITAL SENIOR SECURED
                                  HIGH INCOME FUND, L.P.

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  SENIOR DEBT PORTFOLIO

                                  By: By Boston Management and Research, as
                                      Investment Advisor

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  EATON VANCE INSTITUTIONAL SENIOR
                                  LOAN FUND

                                  By:  Eaton Vance Management, as
                                       Investment Advisor

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                                  By: CypressTree Investment Management Company, Inc., as Portfolio Manager

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  JOHN HANCOCK MUTUAL LIFE

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  JOHN HANCOCK VARIABLE LIFE

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  NATIONAL CITY BANK

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  CITY NATIONAL BANK

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  INDOSUEZ CAPITAL FUNDING III,
                                  LIMITED
                                  By:  Indosuez Capital Luxembourg SA,
                                       as Collateral Manager

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                  VAN KAMPEN SENIOR
                                  INCOME TRUST

                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------

                                    EXHIBIT A

                               EXISTING FACILITIES

                                SCHEDULE 7.13(b)

                              MORTGAGED PROPERTIES